UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 26, 2007


                            KEEWATIN WINDPOWER CORP.
             (Exact name of registrant as specified in its charter)

         Nevada                      333-126580                    Pending
(State or other jurisdiction        (Commission                 (IRS Employer
    of incorporation)               File Number)             Identification No.)


409 Granville Street, Suite 603, Vancouver, B.C., Canada            V6C 1T2
      (Address of principal executive offices)                   (Postal Code)

       Registrant's telephone number, including area code: (778) 835-7980

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 26, 2007, we entered into an agreement with Sky Harvest Windpower Corp. ("Sky Harvest"), a private Canadian company, whereby Keewatin will acquire all of Sky Harvest's issued and outstanding share capital. Sky Harvest holds the rights to construct a wind power facility on approximately 8,500 acres of land located in southwestern Saskatchewan.

In order to acquire a 100% equity interest in Sky Harvest, we have agreed to issue a total of 17,343,516 restricted shares of common stock to the shareholders of Sky Harvest, equating to 1.5 shares of common stock in our capital for every currently issued common share of Sky Harvest. The acquisition will be subject to Sky Harvest completing an audit of its financial statements, Keewatin changing its name to "Sky Harvest Windpower Corp." and shareholders of both companies approving the acquisition agreement. Our directors, Chris Craddock, William Iny and Greg Yanke, are also directors and principal shareholders of Sky Harvest. Accordingly, they will abstain from voting their shares in respect of the transaction at both shareholder meetings.

SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

Following the filing of this current report on Form 8-K, we shall issue a press release detailing the material changes in our affairs indicated in this report. A copy of the press release regarding the foregoing is furnished as Exhibit 99.1 to this Form 8-K.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

A. Financial Statements - None

B. Exhibits - 99.1 News Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 26, 2007                   KEEWATIN WINDPOWER CORP.


                                       By: /s/ Chris Craddock
                                          --------------------------
                                          Chris Craddock

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